                                     PIONEER
                                     -------

                                  INTERNATIONAL
                                      VALUE
                                      FUND*

                                   SEMIANNUAL
                                     REPORT

                                     5/31/02

[PIONEER INVESTMENTS(R) LOGO]

* Formerly Pioneer International Growth Fund. Name change effective July 30,
  2001.

TABLE OF CONTENTS

Letter from the President                                             1

Portfolio Summary                                                     2

Performance Update                                                    3

Portfolio Management Discussion                                       6

Schedule of Investments                                               9

Financial Statements                                                 17

Notes to Financial Statements                                        23

Trustees, Officers and Service Providers                             29

PIONEER INTERNATIONAL VALUE FUND

LETTER FROM THE PRESIDENT 5/31/02

DEAR SHAREOWNERS,

The market's upward tilt since last fall suggests that investors have been repositioning portfolios in anticipation of better economic times. Low interest rates and lower taxes are among the keys to their optimistic mood.

That optimism appears to have been justified. Judging by recent reports, the U.S. economy has absorbed the shock of September 11 and, for the most part, moved closer to normalcy. A mild upturn is now underway, according to Federal Reserve Board figures, and what may have been the briefest and shallowest of post-World War II recessions is probably behind us. In early May, the Fed's Open Market Committee noted that the economy was benefiting in particular from a brighter inventory picture; excess inventories have largely been absorbed and investment in new inventory has begun. Other encouraging economic signs include a pickup in manufacturing and increased demand in most - but not all - sectors.

Shifts in the economic weather sometimes lead us to shift our ground - we're tempted to seek shelter when the outlook is cloudy, then rush back out as soon as skies brighten. But if market behavior of recent years has taught us anything, it's that the basic lessons of sound investing - a long-term view and diversification - still apply. Jumping in and out of the market with each variation in climate is often no more than guesswork. It's not TIMING the market that yields solid returns, but TIME IN the market. And well-diversified portfolios, those that include growth and value stocks as well as bonds, always have the potential to hold up better in downturns than portfolios that concentrate on a single investment type.

PLANNING IS NEVER OUT OF SEASON

Although memories of April 15 have receded, it's not too early to think about reducing next year's taxes. A logical first step is to go over this year's return with a qualified professional. In that process you could uncover several tax-cutting ideas, including newly expanded opportunities for owners of IRAs, sole proprietors and participants in corporate retirement plans. Your financial advisor can also explain the benefits of saving for retirement with Pioneer's tax-sensitive investment options.

You can learn more about Pioneer's mutual funds and all of our products and services at www.pioneerfunds.com. For questions about the Pioneer funds you own and advice on additional purchases, please contact your financial advisor.

All of us at Pioneer appreciate your continued business.

Respectfully,

/s/ Daniel T. Geraci
Daniel T. Geraci
Pioneer Investment Management, Inc.

PIONEER INTERNATIONAL VALUE FUND

PORTFOLIO SUMMARY 5/31/02

PORTFOLIO DIVERSIFICATION

(As a percentage of equity holdings)

[CHART]

Financials                      19%
Consumer Discretionary          14%
Consumer Staples                11%
Energy                          11%
Materials                       10%
Telecommunication Services      10%
Health Care                      9%
Industrials                      8%
Information Technolgy            6%
Utilities                        2%

GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)

[CHART]

United Kingdom                    22.3%
Japan                             13.5%
France                            12.0%
Switzerland                        8.0%
Germany                            6.3%
Italy                              5.6%
Spain                              5.4%
Australia                          4.9%
Netherlands                        4.7%
Hong Kong                          4.2%
Finland                            3.4%
South Korea                        1.7%
Sweden                             1.7%
Singapore                          1.6%
Canada                             1.6%
Taiwan                             0.9%
Israel                             0.9%
People's Republic of China         0.5%
India                              0.4%
Ireland                            0.4%

10 LARGEST HOLDINGS
(As a percentage of equity holdings)

1.  British American Tobacco Plc       2.95%
2.  ENI S.p.A.                         2.70
3.  Cadbury Schweppes Plc              2.22
4.  Holderbank Financiere (Glarus)
    Ltd. (Bearer Shares)               2.15
5.  Syngenta AG                        2.14
6.  Nestle SA (Registered Shares)      2.14%
7.  Philips Electronics NV             2.10
8.  Kao Corp.                          2.10
9.  Total Fina Elf SA                  2.00
10. Reed Elsevier Plc                  1.95

Fund holdings will vary for other periods.

PERFORMANCE UPDATE 5/31/02                                        CLASS A SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                    5/31/02         11/30/01
                              $14.20          $13.30
DISTRIBUTIONS PER SHARE                       SHORT-TERM       LONG-TERM
(11/30/01-5/31/02)           DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                                -                 -                -

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Value Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) All Country World Free Index (ACWF), excluding the U.S.

AVERAGE ANNUAL TOTAL RETURNS
(As of May 31, 2002)

              NET ASSET  PUBLIC OFFERING
PERIOD           VALUE       PRICE*
Life-of-Class   4.37%        3.70%
(3/25/93)
5 Years        -5.61        -6.73
1 Year         -8.09       -13.36

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[CHART]

GROWTH OF $10,000+

                           PIONEER INTERNATIONAL     MSCI ACWF EX
                                 VALUE FUND*          U.S. INDEX
           3/31/1993               $9,425             $10,000
          11/30/1993              $13,134             $11,220
                                  $14,451             $12,927
                                  $15,002             $13,638
          11/30/1996              $16,713             $15,302
                                  $18,256             $15,257
                                  $16,556             $17,076
          11/30/1999              $20,656             $21,112
                                  $17,461             $18,987
                                  $13,074             $15,604
           5/31/2002              $13,959             $16,346

+ Index comparison begins March 31, 1993. The MSCI All Country World Free Index, excluding the United States, is composed of 46 markets: 21 developed and 25 emerging. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 5/31/02                                        CLASS B SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                    5/31/02         11/30/01
                             $13.55          $12.76

DISTRIBUTIONS PER SHARE                        SHORT-TERM      LONG-TERM
(11/30/01-5/31/02)            DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                                  -               -                 -

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Value Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) All Country World Free Index (ACWF), excluding the U.S.

AVERAGE ANNUAL TOTAL RETURNS
(As of May 31, 2002)

PERIOD         IF HELD  IF REDEEMED*
Life-of-Class  -1.00%       -1.00%
(4/4/94)
5 Years        -6.48        -6.63
1 Year         -9.00       -12.64

[CHART]

GROWTH OF $10,000+

                         PIONEER INTERNATIONAL  MSCI ACWF EX
                                 VALUE FUND*      U.S. INDEX
            4/30/1994              $10,000        $10,000
                                    $9,803        $10,087
                                   $10,102        $10,642
           11/30/1996              $11,157        $11,940
                                   $12,093        $11,905
                                   $10,877        $13,324
           11/30/1999              $13,456        $16,474
                                   $11,270        $14,815
                                    $8,351        $12,176
            5/31/2002               $8,868        $12,755

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSCof 4% declines over six years.

+ Index comparison begins April 30, 1994. The MSCI All Country World Free Index, excluding the United States, is composed of 46 markets: 21 developed and 25 emerging. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 5/31/02                                        CLASS C SHARES

SHARE PRICES AND DISTRIBUTIONS


NET ASSET VALUE
PER SHARE                    5/31/02         11/30/01
                              $13.37          $12.61
DISTRIBUTIONS PER SHARE                      SHORT-TERM         LONG-TERM
(11/30/01-5/31/02)          DIVIDENDS      CAPITAL GAINS      CAPITAL GAINS
                               -                 -               -

INVESTMENT RETURNS
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Value Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) All Country World Free Index (ACWF), excluding the U.S.

AVERAGE ANNUAL TOTAL RETURNS
(As of May 31, 2002)

             NET ASSET  PUBLIC OFFERING
PERIOD         VALUE      PRICE/CDSC*
Life-of-Class  -3.16%     -3.32%
(1/31/96)
5 Years        -6.50      -6.69
1 Year         -9.42     -10.33

[CHART]

GROWTH OF $10,000

                         PIONEER INTERNATIONAL  MSCI ACWF EX
                                 VALUE FUND*     U.S. INDEX
           1/31/1996               $9,900        $10,000
          11/30/1996              $10,171        $10,647
                                  $11,030        $10,616
          11/30/1998               $9,977        $11,881
                                  $12,340        $14,690
          11/30/2000              $10,317        $13,210
                                   $7,617        $10,857
           5/31/2002               $8,076        $11,373

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

The MSCI All Country World Free Index, excluding the United States, is composed of 46 markets: 21 developed and 25 emerging. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER INTERNATIONAL VALUE FUND

PORTFOLIO MANAGEMENT DISCUSSION 5/31/02

There is a scent of a recovery in the air, and international stock prices have begun to reflect an improving global economic outlook. Companies that cater to consumers delivered some of the best performance for the six months ended May 31, 2002. The recovery remains uneven, however, with a handful of industries still experiencing overcapacity, slow demand and weak profits. As Stefano Pregnolato, a member of the Fund's management team, explains in the following discussion, this recovery requires a cautious but opportunistic hand.

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE OVER THE SIX MONTHS ENDED MAY 31, 2002?

A: With the Nikkei stock index up over 10% on a year-to-date basis, Japanese stocks made a strong contribution to the Fund's performance. In addition, the Fund's investments in a myriad of international consumer products from staples, such as tobacco and household products, to discretionary items, such as automobiles and retailing, had a positive influence. As a result, Class A, B and C shares increased more than 6% at net asset value for the first half of the Fund's fiscal year.

     As welcome as these returns were, they did fall short of the Morgan Stanley Capital International (MSCI) All Country World Free Index excluding the United States, which returned 8.36% for the same period. We've had concerns about the lack of genuine banking and debt reform in Japan and have been maintaining a lower weighting there compared to the benchmark. The Fund's lower exposure to Japanese stocks, which still constituted 13.5% of equity assets on May 31, 2002, limited the degree to which it participated in the rally. In addition, a sizable weighting in British Energy worked against the Fund. British Energy is a UK utility engaged in nuclear power generation. The stock has underperformed from price weakness in the utility sector, and from disappointing performance of its joint ventures in the United States.

Q:   WHAT IS SPARKING THE REBOUND IN JAPANESE STOCK PRICES?

A: We think the current rally in Japanese stocks is the result of compelling stock valuations. Japanese stocks had performed quite poorly for some time, and prices are depressed as a result. During May, we saw a shift in capital flows away from the United States toward Japan, which appears to be emerging from a nine-month recession. However, the outlook is far from certain. We remain concerned about the high unemployment, weak consumer spending, national debt and lack of genuine reform by government and businesses alike.

     Given such a mixed picture, we're not making a wholesale shift back into Japanese stocks at this time. We've chosen to gradually increase the Fund's exposure in an effort to bring it up to a level commensurate with its benchmark. We're selectively adding stocks that derive most of their sales at home rather than from the export market. Up until this time, we've emphasized large companies with global operations that rely on revenues from abroad. However, since the yen is strengthening in response to Japan's improving outlook, export-oriented companies may begin to see their profits erode. So, our current efforts to increase Japanese assets are focused on such large domestic companies, such as East Japan Railway, which the government is continuing to privatize (secondary offerings), and KAO Corp., which provides household products from cosmetics to cleaning products.


Q:   ARE YOU STILL EMPHASIZING CONSUMER-RELATED STOCKS?

A: Yes. The Fund's exposure to this area was very positive as a result of sound stock picking. In the relatively recession-resistant consumer staples arena, British American Tobacco (United Kingdom), which was the Fund's largest holding on May 31, did extremely well. Cadbury Schweppes (United Kingdom) and Nestle (Switzerland) also performed well given investor preference for large, established companies with relatively stable, transparent earnings flows. The Fund also benefited from its investment in the consumer discretionary sector - particularly automobile manufacturers Honda Motor Co. (Japan) and Renault (France). Demand for discretionary products typically increases as economic growth and personal wealth rises.

     The pace of earnings growth in the oil industry has slowed a bit from last year but still remains attractive. One of your Fund's holdings, Enterprise Oil (United Kingdom), appreciated sharply on takeover speculation. British-based Shell Transport & Trading Co., another Fund holding, made a bid for the company, and the stock rose further. Given the weakening profits outlook for oil stocks and the uncertainty surrounding the Middle East conflict, we're focusing more on energy companies invested in natural gas production. ENI (Italy) exemplifies our strategy here.

Q:   WHICH STOCKS PROVED DISAPPOINTING?

A: The information technology sector is still struggling, as few companies are willing to make large new investments in information systems in the current environment. Much of the sector is still rife with overcapacity, which, in turn, is depressing pricing power and corporate profits. Despite the sector's sluggishness, our decision to limit the Fund's exposure to this sector proved to be advantageous, since the sector was down 12% for the six-month period. In sharp contrast to the rest of the sector, two of the Fund's Japanese holdings - Canon and Nikon Corp. - posted positive performance.


Q: WHERE DO YOU EXPECT TO FIND YOUR BEST INVESTMENT OPPORTUNITIES IN THE COMING MONTHS?

A: Our investment decisions underscore a cautious but opportunistic outlook for the rest of 2002. We're looking for stocks that have been unfairly tarnished in the downturn or cyclical stocks that offer tremendous value.

     One area that we are finding attractive growth opportunities is the basic materials industry, which struggled during the recession but is currently experiencing a turnaround. Since the fortunes of cyclical companies rise and fall with the level of economic growth, their stocks typically appreciate early on in a recovery. Aluminum producer Pechiney (France), paper producer UPM-Kymmene Corp. (Finland) and the mining company Rio Tinto (Australia) should do well in the current environment. We continue to limit investment in industrial stocks, another cyclical sector, but have invested considerably in capital goods manufacturers BAE Systems (UK) and Bombardier Inc. (Canada).

     Since we expect the global economic recovery to be gradual by historic standards, we think it still prudent to keep a considerable portion of the portfolio's assets invested in defensive stocks, which tend to perform well in a slower-growth environment. However, given our increasingly positive outlook, we would expect to invest more heavily in undervalued or overlooked cyclical stocks as the global economic recovery takes hold.

PIONEER INTERNATIONAL VALUE FUND
SCHEDULE OF INVESTMENTS 5/31/02 (UNAUDITED)

SHARES                                                                                         VALUE
                       PREFERRED STOCKS - 4.4%
                       MATERIALS - 1.3%
                       SPECIALTY CHEMICALS - 1.3%
         28,000        Henkel KGAA                                                     $   1,995,291
                                                                                       -------------
                       TOTAL MATERIALS                                                 $   1,995,291
                                                                                       -------------
                       AUTOMOBILES & COMPONENTS - 1.4%
                       AUTOMOBILE MANUFACTURERS - 1.4%
          4,500        Porsche AG*                                                     $   2,227,513
                                                                                       -------------
                       TOTAL AUTOMOBILES & COMPONENTS                                  $   2,227,513
                                                                                       -------------
                       MEDIA - 1.7%
                       PUBLISHING - 1.7%
        461,173        News Corp., Ltd.                                                $   2,792,217
                                                                                       -------------
                       TOTAL MEDIA                                                     $   2,792,217
                                                                                       -------------
                       TOTAL PREFERREDSTOCKS
                       (Cost $6,564,242)                                               $   7,015,021
                                                                                       -------------
                       COMMON STOCKS - 88.8%
                       ENERGY - 6.0%
                       INTEGRATED OIL & GAS - 4.1%
        800,000        CNOOC Ltd.                                                      $   1,082,072
        260,000        ENI S.p.A.                                                          3,977,507
        200,000        Shell Transport & Trading Co.                                       1,525,650
                                                                                       -------------
                                                                                       $   6,585,229
                                                                                       -------------
                       OIL & GAS REFINING MARKETING & TRANSPORTATION - 1.9%
         19,000        Total Fina Elf SA                                               $   2,961,649
                                                                                       -------------
                       TOTAL ENERGY                                                    $   9,546,878
                                                                                       -------------
                       MATERIALS - 11.9%
                       ALUMINUM - 1.4%
         40,000        Pechiney SA                                                     $   2,168,632
                                                                                       -------------
                       CONSTRUCTION MATERIALS - 2.0%
         13,000        Holderbank Financiere (Glarus) Ltd. (Bearer Shares)             $   3,160,830
                                                                                       -------------
                       DIVERSIFIED CHEMICALS - 4.2%
         25,000        Akzo Nobel                                                      $   1,119,573
         40,000        Aventis SA                                                          2,783,171
        500,000        WMC Ltd.                                                            2,735,886
                                                                                       -------------
                                                                                       $   6,638,630
                                                                                       -------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                                         VALUE
                       DIVERSIFIED METALS & MINING - 1.8%
        150,000        Rio Tinto Plc                                                   $   2,863,337
                                                                                       -------------
                       PAPER PRODUCTS - 1.7%
         70,000        UPM-Kymmene Corp.                                               $   2,732,738
                                                                                       -------------
                       STEEL - 0.8%
        206,510        Broken Hill Proprietary Co., Ltd.                               $   1,262,020
                                                                                       -------------
                       TOTAL MATERIALS                                                 $  18,826,187
                                                                                       -------------
                       CAPITAL GOODS - 2.8%
                       AEROSPACE & DEFENSE - 1.0%
        300,000        BAE Systems Plc                                                 $   1,645,596
                                                                                       -------------
                       ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
      2,332,000        Nanjing Panda Electronics Co Ltd. (Class H)*                    $     650,282
                                                                                       -------------
                       INDUSTRIAL CONGLOMERATES - 1.4%
        500,000        Esprit Holdings Ltd.                                            $     932,710
        900,000        Pirelli S.p.A.                                                      1,233,935
                                                                                       -------------
                                                                                       $   2,166,645
                                                                                       -------------
                       TOTAL CAPITAL GOODS                                             $   4,462,523
                                                                                       -------------
                       COMMERCIAL SERVICES & SUPPLIES - 2.3%
                       DIVERSIFIED COMMERCIAL SERVICES - 0.6%
        250,000        Rentokil Initial Plc                                            $   1,011,127
                                                                                       -------------
                       OFFICE SERVICES & SUPPLIES - 1.7%
         70,000        Canon, Inc.                                                     $   2,695,778
                                                                                       -------------
                       TOTAL COMMERCIAL SERVICES & SUPPLIES                            $   3,706,905
                                                                                       -------------
                       TRANSPORTATION - 2.5%
                       MARINE - 1.8%
         60,000        Koninklijke Vopak NV*                                           $   1,126,344
        300,000        Seino Transportation Co., Ltd.*                                     1,766,839
                                                                                       -------------
                                                                                       $   2,893,183
                                                                                       -------------
                       RAILROADS - 0.7%
        110,000        Bombardier Inc. (Class B)                                       $   1,005,990
                                                                                       -------------
                       TOTAL TRANSPORTATION                                            $   3,899,173
                                                                                       -------------
                       AUTOMOBILES & COMPONENTS - 3.2%
                       AUTO PARTS & EQUIPMENT - 1.0%
         70,000        Autoliv, Inc. (Swedish Depository Receipt)                      $   1,634,088
                                                                                       -------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                                         VALUE
                       AUTOMOBILE MANUFACTURERS - 2.2%
         40,000        Honda Motor Co., Ltd.*                                          $   1,708,024
         25,000        Renault SA                                                          1,219,972
         20,000        Toyota Motor Corp.*                                                   546,246
                                                                                       -------------
                                                                                       $   3,474,242
                                                                                       -------------
                       TOTAL AUTOMOBILES & COMPONENTS                                  $   5,108,330
                                                                                       -------------
                       CONSUMER DURABLES & APPAREL - 1.3%
                       HOUSEWARES & SPECIALTIES - 1.3%
         36,000        Sony Corp.                                                      $   2,088,302
                                                                                       -------------
                       TOTAL CONSUMER DURABLES & APPAREL                               $   2,088,302
                                                                                       -------------
                       MEDIA - 2.2%
                       PUBLISHING - 2.2%
        300,000        Reed Elsevier Plc*                                              $   2,874,307
         20,000        Vivendi Universal                                                     623,879
                                                                                       -------------
                                                                                       $   3,498,186
                                                                                       -------------
                       TOTAL MEDIA                                                     $   3,498,186
                                                                                       -------------
                       RETAILING - 3.2%
                       COMPUTER & ELECTRONICS RETAIL - 0.6%
         80,000        Nikon Corp.*                                                    $     935,224
                                                                                       -------------
                       HOME IMPROVEMENT RETAIL - 1.3%
        311,000        Makita Corp.*                                                   $   2,039,591
                                                                                       -------------
                       SPECIALTY STORES - 1.3%
        150,000        Koninklijke Vendex NV                                           $   2,066,365
                                                                                       -------------
                       TOTAL RETAILING                                                 $   5,041,180
                                                                                       -------------
                       FOOD & DRUG RETAILING - 2.7%
                       FOOD RETAIL - 2.7%
          7,500        Groupe Danone*                                                  $   1,038,086
         13,000        Nestle SA (Registered Shares)                                       3,152,545
                                                                                       -------------
                                                                                       $   4,190,631
                                                                                       -------------
                       TOTAL FOOD & DRUG RETAILING                                     $   4,190,631
                                                                                       -------------
                       FOOD BEVERAGE & TOBACCO - 6.3%
                       DISTILLERS & VINTNERS - 1.4%
        130,000        Diageo Plc                                                      $   1,647,717
        200,000        Foster's Group Ltd.                                                   529,636
                                                                                       -------------
                                                                                       $   2,177,353
                                                                                       -------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                                         VALUE
                       SOFT DRINKS - 2.2%
        450,000        Cadbury Schweppes Plc                                           $   3,274,735
                                                                                       -------------
                       TOBACCO - 2.7%
        360,000        British American Tobacco Plc                                    $   4,347,006
                                                                                       -------------
                       TOTAL FOOD BEVERAGE & TOBACCO                                   $   9,799,094
                                                                                       -------------
                       HOUSEHOLD & PERSONAL PRODUCTS - 1.9%
                       HOUSEHOLD PRODUCTS - 1.9%
        130,000        Kao Corp.*                                                      $   3,042,620
                                                                                       -------------
                       TOTAL HOUSEHOLD & PERSONAL PRODUCTS                             $   3,042,620
                                                                                       -------------
                       HEALTH CARE EQUIPMENT & SERVICES - 0.9%
                       HEALTH CARE DISTRIBUTORS & SERVICES - 0.9%
         28,000        Fresenius Medical Care                                          $   1,446,128
                                                                                       -------------
                       TOTAL HEALTH CARE EQUIPMENT & SERVICES                          $   1,446,128
                                                                                       -------------
                       PHARMACEUTICALS & BIOTECHNOLOGY - 7.4%
                       BIOTECHNOLOGY - 1.0%
          2,000        Serono SA*                                                      $   1,621,363
                                                                                       -------------
                       PHARMACEUTICALS - 6.4%
        110,000        Chugai Pharmaceuticals*                                         $   1,285,047
        130,270        GlaxoSmithKline Plc                                                 2,675,360
         33,000        Schering AG                                                         1,987,296
         50,000        Syngenta AG                                                         3,154,775
        100,000        Tanabe Seiyaku Co., Ltd.*                                             898,324
                                                                                       -------------
                                                                                       $  10,000,802
                                                                                       -------------
                       TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                           $  11,622,165
                                                                                       -------------
                       BANKS - 7.8%
         50,000        Banco Popular Espanol SA                                        $   2,192,448
        250,000        Banco Santander Central Hispano SA                                  2,309,192
         60,000        Bank of Ireland                                                       757,620
        240,000        Barclays Plc                                                        2,073,012
         36,000        BNP Paribas SA*                                                     2,025,738
        208,602        Development Bank of Singapore Ltd.                                  1,645,660
         50,000        Toronto-Dominion Bank                                               1,268,371
                                                                                       -------------
                                                                                       $  12,272,041
                                                                                       -------------
                       TOTAL BANKS                                                     $  12,272,041
                                                                                       -------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                                         VALUE
                       DIVERSIFIED FINANCIALS - 3.4%
                       DIVERSIFIED FINANCIAL SERVICES - 3.4%
        144,000        Cheung Kong Holdings Ltd.                                       $   1,333,872
        323,000        Collins Stewart Holdings Plc                                        2,045,790
         80,000        Nomura Securites Co., Ltd.*                                         1,289,075
        300,000        Wharf Holdings Ltd.                                                   707,706
                                                                                       -------------
                                                                                       $   5,376,443
                                                                                       -------------
                       TOTAL DIVERSIFIED FINANCIALS                                    $   5,376,443
                                                                                       -------------
                       INSURANCE - 6.1%
                       LIFE & HEALTH INSURANCE - 1.5%
          7,000        Allianz AG                                                      $   1,543,866
         35,000        Assicurazioni Generali S.p.A.                                         821,456
                                                                                       -------------
                                                                                       $   2,365,322
                                                                                       -------------
                       MULTI-LINE INSURANCE - 4.6%
         35,000        Assurances Generales De France*                                 $   1,716,133
         60,000        AXA SA                                                              1,180,700
          8,000        Muenchener Rueckversicherungs Gesellschaft AG                       1,839,732
        200,000        Riunione Adriatica di Sicurta S.p.A.                                2,504,854
                                                                                       -------------
                                                                                       $   7,241,419
                                                                                       -------------
                       TOTAL INSURANCE                                                 $   9,606,741
                                                                                       -------------
                       REAL ESTATE - 0.4%
                       REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.4%
        150,000        Henderson Land Development                                      $     644,243
                                                                                       -------------
                       TOTAL REAL ESTATE                                               $     644,243
                                                                                       -------------
                       SOFTWARE & SERVICES - 0.6%
                       APPLICATION SOFTWARE - 0.6%
         20,000        Check Point Software Technologies Ltd.*                         $     325,200
         36,000        Softbank Corp.*                                                       565,582
                                                                                       -------------
                                                                                       $     890,782
                                                                                       -------------
                       TOTAL SOFTWARE & SERVICES                                       $     890,782
                                                                                       -------------
                       TECHNOLOGY HARDWARE & EQUIPMENT - 5.1%
                       COMPUTER HARDWARE - 1.0%
        130,130        Compal Electronics                                              $     158,070
          5,000        Samsung Electronics Co.                                             1,408,219
                                                                                       -------------
                                                                                       $   1,566,289
                                                                                       -------------
                       ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
        367,620        Elec & Eltek International Co., Ltd.                            $     999,926
                                                                                       -------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                                         VALUE
                       SEMICONDUCTORS - 2.9%
        100,000        Philips Electronics NV                                          $   3,091,375
        564,480        Taiwan Semiconductor Manufacturing Co.*                             1,419,501
                                                                                       -------------
                                                                                       $   4,510,876
                                                                                       -------------
                       TELECOMMUNICATIONS EQUIPMENT - 0.6%
         70,000        Nokia Oyj                                                       $     998,299
                                                                                       -------------
                       TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                           $   8,075,390
                                                                                       -------------
                       TELECOMMUNICATION SERVICES - 9.0%
                       INTEGRATED TELECOMMUNICATION SERVICES - 5.3%
        470,000        British Telecom Plc*                                            $   1,911,231
        300,000        Cable & Wireless Plc                                                  940,184
            400        Japan Telecom Co., Ltd.                                             1,311,634
         25,000        KT Corp.*                                                             592,500
        850,000        mm02 Plc*                                                             522,202
            200        Nippon Telegraph & Telephone Corp.*                                   913,632
        206,000        Telefonica SA*                                                      2,149,038
                                                                                       -------------
                                                                                       $   8,340,421
                                                                                       -------------
                       WIRELESS TELECOMMUNICATION SERVICES - 3.7%
         39,200        China Mobile Hong Kong Ltd. (A.D.R.)*                           $     617,400
            350        NTT Mobile Communications Networks, Inc.                              947,470
         45,000        SK Telecom Co., Ltd. (A.D.R.)                                       1,115,100
        180,000        Sonera Group Plc                                                      670,763
      1,705,000        Vodafone Group Plc                                                  2,562,577
                                                                                       -------------
                                                                                       $   5,913,310
                                                                                       -------------
                       TOTAL TELECOMMUNICATION SERVICES                                $  14,253,731
                                                                                       -------------
                       UTILITIES - 1.8%
                       ELECTRIC UTILITIES - 1.8%
        670,000        British Energy Plc                                              $   1,650,884
         80,000        Endesa SA                                                           1,240,283
                                                                                       -------------
                                                                                       $   2,891,167
                                                                                       -------------
                       TOTAL UTILITIES                                                 $   2,891,167
                                                                                       -------------
                       TOTAL COMMON STOCKS
                       (Cost $142,669,998)                                             $ 140,288,840
                                                                                       -------------
                       TOTAL INVESTMENT IN SECURITIES
                       (Cost $149,934,240)                                             $ 147,303,861
                                                                                       -------------

   The accompanying notes are an integral part of these financial statements.

PRINCIPAL
AMOUNT                                                                                         VALUE
                       TEMPORARY CASH INVESTMENT - 6.8%
                       REPURCHASE AGREEMENT - 6.8%
$    10,700,000        Credit Suisse First Boston Inc., 1.74% dated 5/31/02,
                       repurchase price of $10,700,000 plus accrued interest
                       on 6/3/02 collateralized by $10,485,000
                       U.S. Treasury Notes, 5.50%, 1/31/03                             $  10,700,000
                                                                                       -------------
                       TOTAL TEMPORARY CASH INVESTMENT
                       (Cost $10,700,000)                                              $  10,700,000
                                                                                       -------------
                       TOTAL INVESTMENT IN SECURTIES AND
                       TEMPORARY CASH INVESTMENT
                       (Cost $159,934,240) (a)(b)(c)                                   $ 158,003,861
                                                                                       =============

*    Non-income producing security

(a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:

     United Kingdom                                                             22.3
     Japan                                                                      13.5
     France                                                                     12.0
     Switzerland                                                                 8.0
     Germany                                                                     6.3
     Italy                                                                       5.6
     Spain                                                                       5.4
     Australia                                                                   4.9
     Netherlands                                                                 4.7
     Hong Kong                                                                   4.2
     Finland                                                                     3.4
     South Korea                                                                 1.7
     Sweden                                                                      1.7
     Singapore                                                                   1.6
     Canada                                                                      1.6
     Other (individually less than 1%)                                           3.1
                                                                               -----
                                                                               100.0%
                                                                               =====

   The accompanying notes are an integral part of these financial statements.

(b) At May 31, 2002, the net unrealized loss on investments based on cost for federal income tax purposes of $161,060,155 was as follows:

     Aggregate gross unrealized gain for all investments in
     which there is an excess of value over tax cost                                   $  23,413,217

     Aggregate gross unrealized loss for all investments in
     which there is an excess of tax cost over value                                   $ (26,469,511)
                                                                                       =============
     Net unrealized loss                                                               $  (3,056,294)
                                                                                       =============

(c) As of November 30, 2001, the Fund had a capital loss carryforward of $76,087,786, which will expire between 2007 and 2009 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2002 aggregated $13,368,412 and $20,348,301, respectively.


   The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL VALUE FUND

BALANCE SHEET 5/31/02 (UNAUDITED)

ASSETS:
  Investment in securities, at value (including temporary cash
      investment of $10,700,000) (cost $159,934,240)                    $ 158,003,861
  Cash                                                                         33,132
  Receivables -
      Fund shares sold                                                        871,333
      Dividends, interest and foreign taxes withheld                          573,948
      Collateral for securities loaned, at fair value                      19,397,262
      Other assets                                                             20,016
                                                                        -------------
        Total assets                                                    $ 178,899,552
                                                                        -------------
LIABILITIES:
  Payables -
      Fund shares repurchased                                           $     234,702
      Upon return of securities loaned                                     19,397,262
  Due to affiliates                                                           261,132
  Accrued expenses                                                            178,006
                                                                        -------------
        Total liabilities                                               $  20,071,102
                                                                        -------------
NET ASSETS:
  Paid-in capital                                                       $ 245,384,217
  Accumulated net investment loss                                              (9,399)
  Accumulated net realized loss on investments
      and foreign currency transactions                                   (84,629,121)
  Net unrealized loss on investments                                       (1,930,379)
  Net unrealized gain on forward foreign currency contracts and other
      assets and liabilities denominated in foreign currencies                 13,132
                                                                        -------------
        Total net assets                                                $ 158,828,450
                                                                        =============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $126,696,317/8,919,473 shares)                      $       14.20
                                                                        =============
  Class B (based on $26,401,606/1,948,625 shares)                       $       13.55
                                                                        =============
  Class C (based on $5,730,527/428,534 shares)                          $       13.37
                                                                        =============
MAXIMUM OFFERING PRICE:
  Class A                                                               $       15.07
                                                                        =============
  Class C                                                               $       13.51
                                                                        =============

   The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL VALUE FUND

STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED 5/31/02

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $190,980)               $ 1,626,451
   Interest (net of foreign taxes withheld of $2,000)                       40,448
   Income on securities loaned, net                                         13,962
                                                                       -----------
           Total investment income                                                      $ 1,680,861
                                                                                        -----------

EXPENSES:
   Management fees                                                     $   751,779
   Transfer agent fees
      Class A                                                              345,421
      Class B                                                               91,801
      Class C                                                               26,803
   Distribution fees
      Class A                                                              153,328
      Class B                                                              121,174
      Class C                                                               21,526
   Custodian fees                                                           45,036
   Registration fees                                                        24,915
   Professional fees                                                        39,299
   Printing                                                                 52,129
   Fees and expenses of nonaffiliated trustees                               3,914
                                                                       -----------
      Total expenses                                                                    $ 1,677,125
      Less fees paid indirectly                                                              (2,159)
                                                                                        -----------
      Net expenses                                                                      $ 1,674,966
                                                                                        -----------
           Net investment income                                                        $     5,895
                                                                                        -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) from:
      Investments                                                      $(7,421,188)
      Forward foreign currency contracts and other assets
           and liabilities denominated in foreign currencies                 5,767      $(7,415,421)
                                                                       -----------      -----------
   Change in net unrealized gain or loss from:
      Investments                                                      $17,146,738
      Forward foreign currency contracts and other assets
           and liabilities denominated in foreign currencies                16,477      $17,163,215
                                                                       -----------      -----------
   Net gain on investments and foreign currency
           transactions                                                                 $ 9,747,794
                                                                                        -----------
   Net increase in net assets resulting from operations                                 $ 9,753,689
                                                                                        -----------

   The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED 5/31/02 AND THE YEAR ENDED 11/30/01

                                                           SIX MONTHS
                                                             ENDED
                                                            5/31/02         YEAR ENDED
                                                          (UNAUDITED)        11/30/01
FROM OPERATIONS:
  Net investment income (loss)                          $       5,895    $  (1,174,865)
  Net realized loss on investments and foreign
    currency transactions                                  (7,415,421)     (40,004,444)
  Change in net unrealized gain (loss) on investments
    and foreign currency transactions                      17,163,215      (13,753,712)
                                                        -------------    -------------
      Net increase (decrease) in net assets resulting
           from operations                              $   9,753,689    $ (54,933,021)
                                                        -------------    -------------
DISTRIBUTIONS TO SHAREOWNERS:
  Net realized gain:
    Class A                                             $           -    $  (1,128,073)
                                                        -------------    -------------
      Total distributions to shareowners                $           -    $  (1,128,073)
                                                        -------------    -------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                      $  48,577,385    $ 246,911,227
  Reinvestment of distributions                                     -          967,523
  Cost of shares repurchased                              (52,260,119)    (280,828,933)
                                                        -------------    -------------
    Net decrease in net assets resulting from
      fund share transactions                           $  (3,682,734)   $ (32,950,183)
                                                        -------------    -------------
    Net increase (decrease) in net assets               $   6,070,955    $ (89,011,277)
NET ASSETS:
  Beginning of period                                     152,757,495      241,768,772
                                                        -------------    -------------
  End of period (including accumulated net investment
    loss of $9,399 and $15,294, respectively)           $ 158,828,450    $ 152,757,495
                                                        =============    =============
                                   '02 SHARES     '02 AMOUNT
                                   (UNAUDITED)    (UNAUDITED)       '01 SHARES      '01 AMOUNT
CLASS A
Shares sold                         2,965,141    $  40,557,035       14,000,067    $ 231,390,841
Reinvestment of distributions               -                -           55,384          967,523
Less shares repurchased            (3,357,626)     (45,810,269)     (15,617,298)    (257,867,103)
                                   ----------    -------------      -----------    -------------
    Net decrease                     (392,485)   $  (5,253,234)      (1,561,847)   $ (25,508,739)
                                   ==========    =============      ===========    =============
CLASS B
Shares sold                           346,963    $   4,661,854          274,348    $   4,072,987
Reinvestment of distributions               -                -                -                -
Less shares repurchased              (345,495)      (4,504,166)        (788,384)     (11,859,823)
                                   ----------    -------------      -----------    -------------
    Net increase (decrease)             1,468    $     157,688         (514,036)   $  (7,786,836)
                                   ==========    =============      ===========    =============
CLASS C
Shares sold                           256,269    $   3,358,496          732,365    $  11,447,399
Reinvestment of distributions               -                -                -                -
Less shares repurchased              (149,821)      (1,945,684)        (708,031)     (11,102,007)
                                   ----------    -------------      -----------    -------------
    Net increase                      106,448    $   1,412,812           24,334    $     345,392
                                   ==========    =============      ===========    =============

   The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL VALUE FUND
FINANCIAL HIGHLIGHTS 5/31/02

                                                                         SIX MONTHS
                                                                           ENDED
                                                                          5/31/02      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                         (UNAUDITED)     11/30/01       11/30/00       11/30/99
CLASS A
Net asset value, beginning of period                                    $  13.30        $  17.87        $  21.14       $  17.14
                                                                        --------        --------        --------       --------
Increase (decrease) from investment operations:
   Net investment income (loss)                                         $   0.00(a)     $  (0.06)       $   0.00(a)    $  (0.09)
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                                     0.90           (4.40)          (3.27)          4.29
                                                                        --------        --------        --------       --------
         Net increase (decrease) from investment operations             $   0.90        $  (4.46)       $  (3.27)      $   4.20
Distributions to shareowners:
   Net investment income                                                       -           (0.11)              -          (0.13)
   Net realized gain                                                           -               -               -              -
   Tax return of capital                                                       -               -               -          (0.07)
                                                                        --------        --------        --------       --------
Net increase (decrease) in net asset value                              $   0.90        $  (4.57)       $  (3.27)      $   4.00
                                                                        --------        --------        --------       --------
Net asset value, end of period                                          $  14.20        $  13.30        $  17.87       $  21.14
                                                                        ========        ========        ========       ========
Total return*                                                               6.77%         (25.12)%        (15.47)%        24.77%
Ratio of net expenses to average net assets+                                2.02%**         2.00%           1.71%          1.89%
Ratio of net investment income (loss) to average net assets+                0.20%**        (0.42)%         (0.45)%        (0.27)%
Portfolio turnover rate                                                        9%**           31%             46%            90%
Net assets, end of period (in thousands)                                $126,696        $123,854        $194,304       $289,291
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                             2.02%**         1.99%           1.69%          1.88%
   Net investment income (loss)                                             0.20%**        (0.41)%         (0.43)%        (0.26)%


                                                                         YEAR ENDED      YEAR ENDED
                                                                           11/30/98        11/30/97
CLASS A
Net asset value, beginning of period                                       $  23.66        $  23.39
                                                                           --------        --------
Increase (decrease) from investment operations:
   Net investment income (loss)                                            $   0.14        $   0.13
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                                       (2.06)           1.87
                                                                           --------        --------
         Net increase (decrease) from investment operations                $  (1.92)       $   2.00
Distributions to shareowners:
   Net investment income                                                      (1.15)          (0.26)
   Net realized gain                                                          (3.45)          (1.47)
   Tax return of capital                                                          -               -
                                                                           --------        --------
Net increase (decrease) in net asset value                                 $  (6.52)       $   0.27
                                                                           --------        --------
Net asset value, end of period                                             $  17.14        $  23.66
                                                                           ========        ========
Total return*                                                                 (9.35)%          9.28%
Ratio of net expenses to average net assets+                                   1.73%           1.69%
Ratio of net investment income (loss) to average net assets+                   0.60%           0.51%
Portfolio turnover rate                                                         123%            154%
Net assets, end of period (in thousands)                                   $314,381        $395,572
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                                1.72%           1.67%
   Net investment income (loss)                                                0.61%           0.53%

(a) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios assuming no reduction for fees paid indirectly.
**  Annualized

   The accompanying notes are an integral part of these financial statements

PIONEER INTERNATIONAL VALUE FUND
FINANCIAL HIGHLIGHTS 5/31/02

                                                                         SIX MONTHS
                                                                           ENDED
                                                                          5/31/02      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                         (UNAUDITED)     11/30/01       11/30/00       11/30/99
CLASS B
Net asset value, beginning of period                                     $ 12.76         $ 17.22         $ 20.56        $ 16.63
                                                                         -------         -------         -------        -------
Increase (decrease) from investment operations:
   Net investment loss                                                   $ (0.05)        $ (0.28)        $ (0.28)       $ (0.19)
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                                     0.84           (4.18)          (3.06)          4.13
                                                                         -------         -------         -------        -------
         Net increase (decrease) from investment operations              $  0.79         $ (4.46)        $ (3.34)       $  3.94
Distributions to shareowners:
   Net investment income                                                       -               -               -          (0.01)
   Net realized gain                                                           -               -               -              -
   Tax return of capital                                                       -               -               -          (0.00)(b)
                                                                         -------         -------         -------        -------
Net increase (decrease) in net asset value                               $  0.79         $ (4.46)        $ (3.34)       $  3.93
                                                                         -------         -------         -------        -------
Net asset value, end of period                                           $ 13.55         $ 12.76         $ 17.22        $ 20.56
                                                                         =======         =======         =======        =======
Total return*                                                               6.19%         (25.90)%        (16.24)%        23.71%
Ratio of net expenses to average net assets+                                2.97%**         2.98%           2.61%          2.72%
Ratio of net investment loss to average net assets+                        (0.75)%**       (1.41)%         (1.33)%        (1.14)%
Portfolio turnover rate                                                        9%**           31%             46%            90%
Net assets, end of period (in thousands)                                 $26,402         $24,841         $42,380        $69,001
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                             2.97%**         2.97%           2.59%          2.71%
   Net investment loss                                                     (0.75)%**       (1.40)%         (1.31)%        (1.13)%


                                                                         YEAR ENDED      YEAR ENDED
                                                                           11/30/98(a)     11/30/97
CLASS B
Net asset value, beginning of period                                        $ 23.09         $ 22.89
                                                                            -------         -------
Increase (decrease) from investment operations:
   Net investment loss                                                      $ (0.04)        $ (0.06)
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                                       (1.97)           1.85
                                                                            -------         -------
         Net increase (decrease) from investment operations                 $ (2.01)        $  1.79
Distributions to shareowners:
   Net investment income                                                      (1.00)          (0.12)
   Net realized gain                                                          (3.45)          (1.47)
   Tax return of capital                                                          -               -
                                                                            -------         -------
Net increase (decrease) in net asset value                                  $ (6.46)        $  0.20
                                                                            -------         -------
Net asset value, end of period                                              $ 16.63         $ 23.09
                                                                            =======         =======
Total return*                                                                (10.09)%          8.44%
Ratio of net expenses to average net assets+                                   2.57%           2.49%
Ratio of net investment loss to average net assets+                           (0.24)%         (0.23)%
Portfolio turnover rate                                                         123%            154%
Net assets, end of period (in thousands)                                    $58,519         $81,438
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                                2.56%           2.47%
   Net investment loss                                                        (0.23)%         (0.21)%

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
(b) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios assuming no reduction for fees paid indirectly.
**  Annualized

   The accompanying notes are an integral part of these financial statements

PIONEER INTERNATIONAL VALUE FUND
FINANCIAL HIGHLIGHTS 5/31/02

                                                                         SIX MONTHS
                                                                           ENDED
                                                                          5/31/02      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                         (UNAUDITED)     11/30/01       11/30/00       11/30/99(a)
CLASS C
Net asset value, beginning of period                                      $12.61          $17.08          $20.43         $16.53
                                                                          ------          ------          ------         ------
Increase (decrease) from investment operations:
   Net investment income (loss)                                           $ 0.01          $(0.22)         $(0.37)        $(0.17)
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                                     0.75           (4.25)          (2.98)          4.08
                                                                          ------          ------          ------         ------
         Net increase (decrease) from investment operations               $ 0.76          $(4.47)         $(3.35)        $ 3.91
Distributions to shareowners:
   Net investment income                                                       -               -               -          (0.01)
   Net realized gain                                                           -               -               -              -
   Tax return of capital                                                       -               -               -          (0.00)(b)
                                                                          ------          ------          ------         ------
Net increase (decrease) in net asset value                                $ 0.76          $(4.47)         $(3.35)        $ 3.90
                                                                          ------          ------          ------         ------
Net asset value, end of period                                            $13.37          $12.61          $17.08         $20.43
                                                                          ======          ======          ======         ======
Total return*                                                               6.03%         (26.17)%        (16.40)%        23.69%
Ratio of net expenses to average net assets+                                3.45%**         3.33%           2.87%          2.67%
Ratio of net investment income (loss) to average net assets+               (1.08)%**       (1.78)%         (1.61)%        (1.00)%
Portfolio turnover rate                                                        9%**           31%             46%            90%
Net assets, end of period (in thousands)                                  $5,731          $4,062          $5,085         $5,976
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                             3.45%**         3.25%           2.82%          2.64%
   Net investment income (loss)                                            (1.08)%**       (1.70)%         (1.56)%        (0.97)%


                                                                        YEAR ENDED      YEAR ENDED
                                                                          11/30/98(a)     11/30/97(a)
CLASS C
Net asset value, beginning of period                                        $22.90          $22.84
                                                                            ------          ------
Increase (decrease) from investment operations:
   Net investment income (loss)                                             $(0.02)         $    -
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                                      (1.87)           1.77
                                                                            ------          ------
         Net increase (decrease) from investment operations                 $(1.89)         $ 1.77
Distributions to shareowners:
   Net investment income                                                     (1.03)          (0.24)
   Net realized gain                                                         (3.45)          (1.47)
   Tax return of capital                                                         -               -
                                                                            ------          ------
Net increase (decrease) in net asset value                                  $(6.37)         $ 0.06
                                                                            ------          ------
Net asset value, end of period                                              $16.53          $22.90
                                                                            ======          ======
Total return*                                                                (9.55)%          8.45%
Ratio of net expenses to average net assets+                                  2.38%           2.50%
Ratio of net investment income (loss) to average net assets+                 (0.13)%         (0.03)%
Portfolio turnover rate                                                        123%            154%
Net assets, end of period (in thousands)                                    $6,031          $9,303
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                               2.35%           2.47%
   Net investment income (loss)                                              (0.10)%          0.00%

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
(b) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized
+   Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements

NOTES TO FINANCIAL STATEMENTS 5/31/02 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer International Value Fund (formerly Pioneer International Growth Fund) (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees, and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

   The Fund's investments in emerging markets or countries with limited or developing markets, may subject the Fund to greater degree of risk than in a developed market. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in certain countries, and the Fund may be unable to sell portfolio securities until the registration process is completed.

B. FOREIGN CURRENCY TRANSLATION

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. FORWARD FOREIGN CURRENCY CONTRACTS

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D. TAXES

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the six months ended May 31, 2002, the Fund paid no such taxes.

   In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of May 31, 2002, the Fund had no reserve related to capital gains. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of May 31, 2002, the Fund had no reserve related to taxes on the repatriation of foreign currencies. Effective May 2, 2001 the Malaysian government eliminated its tax on the repatriation of foreign currencies.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

E. FUND SHARES

   The Fund records sales and repurchases of its shares as of trade date. Poineer Funds Distributor, Inc. (PFD), the principal underwriter for the

   Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $14,733 in underwriting commissions on the sale of Fund shares during the six months ended May 31, 2002.

F. CLASS ALLOCATIONS

   Distribution fees are calculated based on the average daily net asset values attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3 ). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

G. SECURITIES LENDING

   The Fund loans securities in its portfolio to certain brokers, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the loaned securities that may occur during the term of the loan will be for account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of cash collateral at period end is disclosed on the balance sheet. As of May 31, 2002, the Fund loaned securities having a fair value of approximately $18,466,195 and received collateral of $19,397,262 for the loan.

H. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM, the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of excess over $500 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At May 31, 2002, $141,622 was payable to PIM related to management fees, administrative fees and certain other expenses.

3. TRANSFER AGENT

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $65,635 in transfer agent fees payable to PIMSS at May 31, 2002.

4. DISTRIBUTION PLANS

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $53,875 in distribution fees payable to PFD at May 31, 2002.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended May 31, 2002, CDSCs in the amount of $27,947 were paid to PFD.

5. EXPENSE OFFSETS

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended May 31, 2002, the Fund's expenses were reduced by $2,159 under such arrangements.

6. FORWARD FOREIGN CURRENCY CONTRACTS

At May 31, 2002, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. As of May 31, 2002, the Fund had no outstanding portfolio or settlement hedges.

7. LINE OF CREDIT FACILITY

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participates in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended May 31, 2002, the Fund had no borrowings under this agreement.

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

TRUSTEES
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Marguerite A. Piret
Daniel T. Geraci
Stephen K. West
John Winthrop

OFFICERS
John F. Cogan, Jr., President
Daniel T. Geraci, Executive Vice President
Vincent Nave, Treasurer
Joseph P. Barri, Secretary

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management
Shareholder Services, Inc.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FACTFONE(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

RETIREMENT PLANS INFORMATION                                    1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                    1-800-225-1997

WRITE TO US:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

OUR TOLL-FREE FAX                                               1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                      ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                        www.pioneerfunds.com

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.


[PIONEER INVESTMENTS(R) LOGO]

PIONEER INVESTMENT MANAGEMENT, INC.                                11996-00-0702
60 STATE STREET                         (C) 2002 PIONEER FUNDS DISTRIBUTOR, INC.
BOSTON, MASSACHUSETTS 02109                  UNDERWRITER OF PIONEER MUTUAL FUNDS
www.pioneerfunds.com                 [RECYCLED SYMBOL] PRINTED ON RECYCLED PAPER